Exhibit 10.1

AMENDMENT NO. 1

TO

AMENDED AND RESTATED

REINSURANCE AND POOLING AGREEMENT

WHEREAS, Zenith Insurance Company (“Zenith”), ZNAT Insurance Company (“ZNAT”) and Zenith Star Insurance Company (“Zenith Star”) have previously entered into an Amended and Restated Reinsurance and Pooling Agreement, effective April 1, 2005, and;

WHEREAS, effective June 30, 2005 Zenith Star has merged with Zenith, and no longer exists as a corporate entity;

NOW, THEREFORE, Zenith and ZNAT agree as follows:

1.                                       Article V – Proportionate Shares – is deleted and the following substituted therefor:

“V.                             Proportionate Shares.

The results of underwriting operations will be apportioned cumulatively, without restatement of prior periods.  The proportionate shares of the Companies are as follows:

Zenith Insurance Company	98.0%

ZNAT Insurance Company	2.0%

The proportionate shares of Zenith and ZNAT may be changed from time to time by mutual consent as of the close of any calendar year quarter.  Such changes shall be set forth in an amendment to this Agreement.”

IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment to be executed on its behalf this 15th day of September, 2005.

ZENITH INSURANCE COMPANY

/s/ Diane Heidenreich	By:	/s/ Jack D. Miller
Witness – Diane Heidenreich		Jack D. Miller, President

ZNAT INSURANCE COMPANY

/s/ Diane Heidenreich	By:	/s/ Jack D. Miller
Witness – Diane Heidenreich		Jack D. Miller, President